    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2004


                                                      REGISTRATION NOS. 33-11384

                                                                        811-4983
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE
                 SECURITIES ACT OF 1933                                 [X]
                  Post-Effective Amendment No. 24                       [X]
                                          and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                       [X]
            Amendment No. 25                                            [X]


                                   VAN KAMPEN
                       PENNSYLVANIA TAX FREE INCOME FUND
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

         1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555
                    (Address of Principal Executive Offices)

                                 (630) 684-6000
              (Registrant's Telephone Number including Area Code)

                              A. THOMAS SMITH III

                               Managing Director


                          Van Kampen Investments Inc.

                          1221 Avenue of the Americas
                               New York, NY 10020
                    (Name and Address of Agent for Service)

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.

                            CHARLES B. TAYLOR, ESQ.


                    Skadden, Arps, Slate, Meagher & Flom LLP

                             333 West Wacker Drive
                               Chicago, IL 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)

          [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


          [X] ON JANUARY 30, 2004 PURSUANT TO PARAGRAPH (B)


          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

 TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE
                                $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Van Kampen Pennsylvania Tax Free Income Fund
 -------------------------------------------------------------------------------

Van Kampen Pennsylvania Tax Free Income Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities. The Fund is designed for investors who are residents of Pennsylvania for Pennsylvania tax purposes.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                   This Prospectus is dated JANUARY 30, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   7
Investment Objective, Strategies and Risks..................   8
Investment Advisory Services................................  17
Purchase of Shares..........................................  18
Redemption of Shares........................................  25
Distributions from the Fund.................................  27
Shareholder Services........................................  28
Pennsylvania Taxation.......................................  30
Federal Income Taxation.....................................  30
Financial Highlights........................................  33
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities. The Fund is designed for investors who are residents of Pennsylvania for Pennsylvania tax purposes.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade Pennsylvania municipal securities that are rated at the time of purchase between BBB and B- (inclusive) by Standard and Poor's ("S&P") or between Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") and unrated Pennsylvania municipal securities believed by the Fund's investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody's or unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. For a description of securities ratings, see the appendix to this Prospectus.

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes. The Fund's investment adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Market risk is often greater among certain types of debt securities, such as zero coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund seeks to invest primarily in securities with medium and lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest up to 20% of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

STATE-SPECIFIC RISKS. Because the Fund invests primarily in Pennsylvania municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund that does not limit its investments to such issuers.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Are in a high federal income tax bracket

- Are subject to Pennsylvania income taxes

- Are willing to take on the increased risks of investing in medium- and lower-grade securities in exchange for potentially higher income

- Wish to add to their investment portfolio a fund that invests primarily in medium- and lower-grade Pennsylvania municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -5.72%
1995                                                                             16.62%
1996                                                                              3.86%
1997                                                                              8.59%
1998                                                                              5.27%
1999                                                                             -4.52%
2000                                                                              9.96%
2001                                                                              3.96%
2002                                                                              7.90%
2003                                                                              4.84%

The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 6.91% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -6.13% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index *, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS FOR                              PAST
    THE PERIODS ENDED         PAST      PAST        10
    DECEMBER 31, 2003        1 YEAR   5 YEARS     YEARS
-------------------------------------------------------------
    Van Kampen Pennsylvania
    Tax Free Income Fund --
    Class A Shares
      Return Before Taxes    -0.16%    3.30%       4.38%

      Return After Taxes on
      Distributions          -0.16%    3.29%       4.38%

      Return After Taxes on
      Distributions and
      Sale of Fund Shares     1.31%    3.48%       4.45%

    Lehman Brothers
    Municipal Bond Index      5.31%    5.83%       6.02%
..............................................................
    Van Kampen Pennsylvania
    Tax Free Income Fund --
    Class B Shares
      Return Before Taxes     0.01%    3.25%       4.34%**

    Lehman Brothers
    Municipal Bond Index      5.31%    5.83%       6.02%
..............................................................
    Van Kampen Pennsylvania
    Tax Free Income Fund --
    Class C Shares
      Return Before Taxes     3.06%    3.56%       4.13%

    Lehman Brothers
    Municipal Bond Index      5.31%    5.83%       6.02%
..............................................................



 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based, statistical composite of municipal bonds.



** The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares".



The current yield for the thirty-day period ended September 30, 2003 is 3.87% for Class A Shares, 3.33% for Class B Shares and 3.32% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended September
30, 2003)
----------------------------------------------------------------
Management fees              0.60%        0.60%        0.60%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.16%        0.16%        0.17%
.................................................................
Total annual fund
operating expenses           1.01%        1.76%        1.77%
.................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-3.75%
                         Year 3-3.50%
                         Year 4-2.50%
                         Year 5-1.50%
                         Year 6-1.00%
                         After-None

   See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $573      $781       $1,006      $1,653
.....................................................................
Class B Shares           $579      $904       $1,104      $1,875*
.....................................................................
Class C Shares           $280      $557       $  959      $2,084
.....................................................................

You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $573      $781       $1,006      $1,653
.....................................................................
Class B Shares           $179      $554       $  954      $1,875*
.....................................................................
Class C Shares           $180      $557       $  959      $2,084
.....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities. The Fund is designed for investors who are residents of Pennsylvania for Pennsylvania tax purposes. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in medium- and lower-grade Pennsylvania municipal securities. Lower-grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody's. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in Pennsylvania tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

      S&P       MOODY'S         MEANING
------------------------------------------------------
      AAA       Aaa             Highest quality
.......................................................
       AA       Aa              High quality
.......................................................
        A       A               Above-average quality
.......................................................
      BBB       Baa             Average quality
------------------------------------------------------
       BB       Ba              Below-average quality
.......................................................
        B       B               Marginal quality
.......................................................
      CCC       Caa             Poor quality
.......................................................
       CC       Ca              Highly speculative
.......................................................
        C       C               Lowest quality
.......................................................
        D       --              In default
.......................................................

The Fund buys and sells municipal securities with a view towards seeking a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes. The Fund's investment adviser actively manages the Fund's portfolio and adjusts the average maturity of portfolio investments based upon its expectations about the direction of interest rates and other economic factors. The Fund's investment adviser selects securities which it believes offer higher yields with reasonable credit risk considered in relation to the investment policies of the Fund. In selecting securities for investment, the Fund's investment adviser uses its research capabilities to assess potential investments and considers a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of the Fund's investment adviser of any of these factors materially change. At times, the market conditions in the Pennsylvania municipal securities markets may be such that the Fund's investment adviser may invest in higher-grade securities, particularly when the difference in returns between quality classifications is narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in the net asset value of the Fund but also may affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. As a result, the Fund will not necessarily invest in the highest yielding Pennsylvania municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.

                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. Pennsylvania municipal securities are municipal securities (including issuers from Pennsylvania or issuers outside of Pennsylvania the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and Pennsylvania state income tax. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in Pennsylvania municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest. Investment in such securities involves special risks as compared to a fixed rate municipal security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional municipal securities. The Fund will not invest more than 15% of its total assets in derivative variable rate securities, such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Other than as set forth above, there is no limitation with respect to the amount of the Fund's assets that may be invested in the foregoing types of municipal securities. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty.

Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.

The Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN

                       MEDIUM- AND LOWER-GRADE SECURITIES

Securities that are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium- and lower-grade securities before investing in the Fund.

Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Medium-and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts. To minimize the risks involved in investing in medium- and lower-grade securities, the Fund does not purchase securities that are in default or rated in categories lower than B-by S&P or B3 by Moody's.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.

While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- and lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- and lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such municipal securities were purchased by the Fund at a premium to face value.

During periods of reduced market liquidity or in the absence of readily available market quotations for medium- and lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the

Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments. See "Additional Information Regarding Certain Securities" below.

Many medium- and lower-grade securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below.

The table below sets forth the percentage of the Fund's assets during the fiscal year ended September 30, 2003 invested in the various rating categories (based on the higher of the S&P or Moody's ratings) and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the 2003 fiscal year computed on a monthly basis.



                       FISCAL YEAR ENDED SEPTEMBER 30, 2003
                                           UNRATED SECURITIES
                                              OF COMPARABLE
                      RATED SECURITIES           QUALITY
    RATING           (AS A PERCENTAGE OF   (AS A PERCENTAGE OF
    CATEGORY          PORTFOLIO VALUE)      PORTFOLIO VALUE)
------------------------------------------------------------------
    AAA/Aaa                64.5%                  1.0%
...................................................................
    AA/Aa                  10.1%                  0.0%
...................................................................
    A/A                     7.9%                  0.2%
...................................................................
    BBB/Baa                 5.7%                  4.7%
...................................................................
    BB/Ba                   2.1%                  2.5%
...................................................................
    B/B                     0.4%                  0.7%
...................................................................
    CCC/Caa                 0.0%                  0.2%
...................................................................
    CC/Ca                   0.0%                  0.0%
...................................................................
    C/C                     0.0%                  0.0%
...................................................................
    D                       0.0%                  0.0%
...................................................................
    Percentage of
    Rated and
    Unrated
    Securities             90.7%                  9.3%
...................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.

                        SPECIAL CONSIDERATIONS REGARDING

                       PENNSYLVANIA MUNICIPAL SECURITIES

The Fund invests substantially all of its assets in a portfolio of Pennsylvania municipal securities, which are municipal securities the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal and Pennsylvania state income taxes. Because the Fund invests substantially all of its assets in a portfolio of Pennsylvania municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund's performance.

The following information is a summary of a more detailed description of certain factors affecting Pennsylvania municipal securities which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the Commonwealth of Pennsylvania published in connection with the issuance of specific Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and may not apply to all Pennsylvania municipal securities acquired by the Fund. The Fund assumes no responsibility for the completeness or accuracy of such information.


Pennsylvania had been historically identified as a heavy industry state although that reputation changed as the industrial composition of Pennsylvania diversified when the coal, steel and railroad industries began to decline. The major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure.


Pennsylvania operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget for the ensuing fiscal year setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget for the ensuing fiscal year setting forth in detail proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or of its agencies or authorities or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year (a) projected operating expenditures classified by department or agency and by program, and estimated revenues by major categories from existing and additional sources, and (b) projected expenditures for capital projects specifically itemized by purpose and their proposed sources of financing. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.


All outstanding general obligation bonds of the Commonwealth of Pennsylvania are currently rated AAA by S&P and AA2 by Moody's. Local municipalities issuing Pennsylvania municipal securities, although impacted in general by the economic condition of the Commonwealth, have credit ratings that are determined with reference to the economic condition of such local municipalities. For example, as of the date hereof, the ratings on the long-term obligations of the City of Philadelphia (the "City") supported by payments from the City's General Fund are currently rated BBB by S&P and BAA1 by Moody's.


Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

More detailed information concerning Pennsylvania municipal securities and the Commonwealth of Pennsylvania is set forth in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                             ADDITIONAL INFORMATION

                          REGARDING CERTAIN SECURITIES

The Fund may invest in certain securities not producing immediate cash income, such as zero coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/ supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

Special tax considerations are associated with investing in zero coupon and payment-in-kind securities. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the

Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

The Strategic Transactions that the Fund may use and their risks are described more fully in the Fund's Statement of Additional Information. Income earned or deemed to be earned by the Fund from its Strategic Transactions, if any, generally will be taxable income of the Fund.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will only make commitments to purchase such securities with the intention of actually acquiring these securities, but the Fund may sell these securities prior to settlement if it is deemed advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" and "delayed delivery" basis.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

The Fund intends to invest its assets in a broadly varied portfolio to reduce the impact on the Fund of any loss on a particular portfolio security. However, to attain economies of scale at relatively low asset size, the Fund may invest more of its assets in a limited number of issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. Thus, the Fund's investments may be more focused in fewer issuers than if it were a diversified fund and the Fund's net asset value may increase or decrease more than a diversified fund because of changes in the financial condition or market assessment of a single issuer.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term Pennsylvania municipal securities. If such municipal securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in high-quality municipal securities of issuers other than issuers of Pennsylvania municipal securities. Furthermore, if such high-quality securities are not available or, in the judgment of the Fund's investment adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $84 billion under management or supervision as of December 31,

2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, NY 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.60%
...................................................
    Over $500 million            0.50%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.60% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.



From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.



PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Dennis S. Pietrzak and John R. Reynoldson, Executive Directors of the Adviser, and Timothy D. Haney, a Vice President of the Adviser. The composition of the group may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.



Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.


The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, NY 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by the authorized dealer, custodian, trustee or record keeper. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947 or by telephone at (800) 847-2424.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within six years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      3.75%
......................................................
    Third                       3.50%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth                       1.00%
......................................................
    Seventh and After            None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares, or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by non profit organizations defined under Section 501(c)(3)of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under

     Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or
     (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.

As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by the authorized dealer, custodian, trustee or record keeper.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, NJ 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive

60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Pennsylvania Taxation

 -------------------------------------------------------------------------------

The following Pennsylvania tax discussion is based on the advice of Saul Ewing LLP, special counsel to the Fund for Pennsylvania tax matters.

Under existing Pennsylvania law, interest income of the Fund derived from investments in Pennsylvania municipal securities and distributed to the shareholders of the Fund will be exempt from the Pennsylvania Personal Income Tax, the Philadelphia School District Income Tax, the Pennsylvania Corporate Net Income Tax and the Pennsylvania Mutual Thrift Institutions Tax. Distributions from the Fund will generally be subject to the foregoing state and local taxes, however, to the extent that the distributions are attributable to (i) income from other types of permitted investments or (ii) capital gains from the sale or exchange of assets, including Pennsylvania municipal securities. Shareholders of the Fund will receive annual notification from the Fund as to the taxability of such distributions in Pennsylvania.

Gains realized by a shareholder on a sale or disposition of shares of the Fund will not qualify for exemption from state and local income taxes in Pennsylvania. The Philadelphia School District Income Tax will not be imposed on gains from the sale of shares, however, if the shares have been held for more than six months prior to sale.

A shareholder subject to the Pennsylvania Corporate Net Income Tax or the Pennsylvania Mutual Thrift Institutions Tax may have a portion of its deduction for interest expense disallowed as a result of ownership of shares in the Fund or the receipt of tax-exempt income from the Fund.

Shares of the Fund are subject to Pennsylvania Inheritance and Estate Tax.

Under the Pennsylvania County Personal Property Tax, counties in Pennsylvania are authorized to impose a personal property tax on stock, debt and other enumerated types of intangible personal property. At the present time, no county in Pennsylvania is imposing the personal property tax. Moreover, under the statute, shares in a regulated investment company are treated as exempt assets to the extent that the assets of the regulated investment company consist of Pennsylvania municipal securities and other types of exempt assets.

Federal Income Taxation

 -------------------------------------------------------------------------------


The following federal income tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP.


The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.


While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain, designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.


Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends may be eligible for the reduced rate applicable to long-term capital gains.



Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008).



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications or who are otherwise subject to backup withholding.



The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon or payment-in-kind securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended September 30, 2003, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                                   CLASS A SHARES
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                     2003     2002(E)    2001     2000     1999
      ----------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $17.71    $17.34    $16.65   $16.86   $18.24
                                                                    ------    ------    ------   ------   ------
       Net Investment Income......................................     .74       .81       .89      .85      .89
       Net Realized and Unrealized Gain/Loss......................    (.28)      .42       .60     (.20)   (1.34)
                                                                    ------    ------    ------   ------   ------
      Total from Investment Operations............................     .46      1.23      1.49      .65     (.45)
      Less Distributions from Net Investment Income...............     .76       .86       .80      .86      .93
                                                                    ------    ------    ------   ------   ------
      Net Asset Value, End of the Period..........................  $17.41    $17.71    $17.34   $16.65   $16.86
                                                                    ======    ======    ======   ======   ======
      Total Return................................................   2.72%(a)  7.39%(a)  9.12%(a)  4.12%(a) -2.65%(a)
      Net Assets at End of the Period (In millions)...............  $204.7    $211.7    $204.8   $200.5   $205.4
      Ratio of Expenses to Average Net Assets (d).................   1.01%     1.00%     1.02%    1.09%    1.04%
      Ratio of Net Investment Income to Average Net Assets........   4.27%     4.77%     5.18%    5.19%    5.03%
      Portfolio Turnover..........................................     21%       26%       26%      18%      53%

                                                                                    CLASS B SHARES
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                     2003    2002(E)     2001      2000      1999
      ------------------------------------------------------------  ----------------------------------------------
      Net Asset Value, Beginning of the Period....................  $17.68   $17.30     $16.63    $16.85    $18.23
                                                                    ------   ------     ------    ------    ------
       Net Investment Income......................................     .61      .68        .75       .70       .76
       Net Realized and Unrealized Gain/Loss......................    (.29)     .43        .60      (.18)    (1.34)
                                                                    ------   ------     ------    ------    ------
      Total from Investment Operations............................     .32     1.11       1.35       .52      (.58)
      Less Distributions from Net Investment Income...............     .63      .73        .68       .74       .80
                                                                    ------   ------     ------    ------    ------
      Net Asset Value, End of the Period..........................  $17.37   $17.68     $17.30    $16.63    $16.85
                                                                    ======   ======     ======    ======    ======
      Total Return................................................   1.90%(b)  6.66%(b)  8.23%(b)  3.26%(b) -3.37%(b)
      Net Assets at End of the Period (In millions)...............   $22.9    $23.3      $24.7     $25.3     $50.9
      Ratio of Expenses to Average Net Assets (d).................   1.76%    1.75%      1.77%     1.83%     1.80%
      Ratio of Net Investment Income to Average Net Assets........   3.53%    4.02%      4.43%     4.46%     4.28%
      Portfolio Turnover..........................................     21%      26%        26%       18%       53%

                                                                                     CLASS C SHARES
                                                                                YEAR ENDED SEPTEMBER 30,
                                                                     2003       2002(E)     2001      2000      1999
      ------------------------------------------------------------  -----------------------------------------------------
      Net Asset Value, Beginning of the Period....................  $17.68      $17.31     $16.63    $16.85    $18.23
                                                                    ------      ------     ------    ------    ------
       Net Investment Income......................................     .65         .68        .76       .72       .76
       Net Realized and Unrealized Gain/Loss......................    (.28)        .42        .60      (.20)    (1.34)
                                                                    ------      ------     ------    ------    ------
      Total from Investment Operations............................     .37        1.10       1.36       .52      (.58)
      Less Distributions from Net Investment Income...............     .63         .73        .68       .74       .80
                                                                    ------      ------     ------    ------    ------
      Net Asset Value, End of the Period..........................  $17.42      $17.68     $17.31    $16.63    $16.85
                                                                    ======      ======     ======    ======    ======
      Total Return................................................   2.18%(c)(f)  6.59%(c)  8.29%(c)  3.26%(c) -3.37%(c)
      Net Assets at End of the Period (In millions)...............    $6.1        $5.1       $3.6      $3.2      $4.3
      Ratio of Expenses to Average Net Assets (d).................   1.77%       1.75%      1.77%     1.84%     1.79%
      Ratio of Net Investment Income to Average Net Assets........   3.72%(f)    4.00%      4.43%     4.45%     4.27%
      Portfolio Turnover..........................................     21%         26%        26%       18%       53%



    (a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

    (e) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.


    (f) Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .20% and .21%, respectively.

Appendix -- Description
of Securities Ratings


 -------------------------------------------------------------------------------


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.



The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                                LONG-TERM ISSUE
                                 CREDIT RATINGS



Issue credit ratings are based in varying degrees, on the following considerations:



1.Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2.Nature of and provisions of the obligation: and



3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



N.R.: Not rated.



Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



                       BOND INVESTMENT QUALITY STANDARDS



Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.



                                MUNICIPAL NOTES



S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



-- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.



Note rating symbols are as follows:



SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                                COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.



Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



A: Obligations rated A are considered upper-medium-grade and are subject to low credit risk.



Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and may possess certain speculative characteristics.



Ba: Obligations rated Ba are judged to have speculative elements and are subject to high credit risk.



B: Obligations rated B are considered speculative and are subject to high credit risk.



Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, under some prospect of recovery of principal or interest.



C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.



Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.



1.Notes containing features that link interest or principal to the credit performance of any third party or parties.



2.Notes allowing for negative coupons, or negative principal.



3.Notes containing any provision which could obligate the investor to make any additional payments.



4.Notes containing provisions that subordinate the claim.



For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.



Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                            SHORT-TERM EXEMPT NOTES



There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.



In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at maturity of the obligation.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



VMIG rating expirations are a function of each issue's specific structural or credit features.



MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.



MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



                          TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding three months, unless explicitly noted.



Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



                                    PRIME-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



                                    PRIME-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



                                    PRIME-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.



                                   NOT PRIME



Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com
  - FUNDINFO(R)
    Automated Telephone System 800-847-2424
  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, NY 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, NY 10020


Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen Pennsylvania Tax Free Income Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 West Franklin Street, PO Box 1713

Boston, MA 02110-1713
Attn: Van Kampen Pennsylvania Tax Free Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
Pennsylvania Tax
Free Income Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                JANUARY 30, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                      PATF PRO 1/04


Act File No. is 811-4983.                                            65043PRO-00

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

     Van Kampen Pennsylvania Tax Free Income Fund's (the "Fund") investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium- and lower-grade municipal securities. The Fund is designed for investors who are residents of Pennsylvania for Pennsylvania tax purposes.

     The Fund is organized as an unincorporated trust established under the laws of the Commonwealth of Pennsylvania. The Fund is classified as a non-diversified, open-end, management investment company.


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge from our web site at www.vankampen.com or by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for the hearing impaired).


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information.........................................   B-2
Investment Objective, Strategies and Risks..................   B-3
Strategic Transactions......................................   B-13
Investment Restrictions.....................................   B-18
Trustees and Officers.......................................   B-20
Investment Advisory Agreement...............................   B-28
Other Agreements............................................   B-30
Distribution and Service....................................   B-30
Transfer Agent..............................................   B-33
Portfolio Transactions and Brokerage Allocation.............   B-33
Shareholder Services........................................   B-35
Redemption of Shares........................................   B-37
Contingent Deferred Sales Charge-Class A....................   B-37
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................   B-38
Taxation....................................................   B-39
Fund Performance............................................   B-44
Other Information...........................................   B-47
Appendix A -- Proxy Voting Policy and Procedures............   B-48
Report of Independent Auditors..............................   F-1
Financial Statements........................................   F-8
Notes to Financial Statements...............................   F-14



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 30, 2004.




                                                          PATF SAI 1/04

                              GENERAL INFORMATION

     The Fund was initially organized by a Declaration of Trust dated January 28, 1987. The Declaration of Trust was amended and restated as of July 21, 1995 and the Fund was renamed Van Kampen American Capital Pennsylvania Tax Free Income Fund. On July 13, 1998, the Fund adopted its current name.


     Van Kampen Asset Management (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of the Fund is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947.


     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be divided into classes. Each share represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund and requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated trust established under Pennsylvania law may, under certain limited circumstances, be held personally liable for the obligations of the trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each class on matters affecting an individual class. For example, a change in the distribution or service fee for a class would be voted upon by shareholders of only the class involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.


     The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of January 5, 2004 no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                                   Approximate
                                                                                   Percentage
                                                                    Class         Ownership at
Name and Address of Holder                                        of Shares      January 5, 2004
--------------------------                                        ---------      ---------------
MLPF&S for the Sole Benefit of its Customers................        B                   9%
  Attn: Fund Administration 97FW2
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Morgan Stanley DW Inc.......................................        B                   8%
  825 3rd Avenue
  New York, NY 10022
MLPF&S for the Sole Benefit of its Customers ...............        C                  15%
  Attn: Fund Administration 97FY5
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................        C                   6%
  00109801250
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
First Clearing Corp.........................................        C                  10%
  A/C 2928-8427
  Virginia S. Dunn 1999 Rev Trust
  Virginia S. Dunn Trust
  39 Duncan Blvd.
  Warren, PA 16365-3312



                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.

     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

     The Fund also may invest up to 15% of its total assets in derivative variable rate municipal securities such as inverse floaters whose rates vary inversely with changes in market rates of interest or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Derivative variable rate securities may pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of derivative variable rate securities in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

     The Fund also may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

     SPECIAL CONSIDERATION REGARDING PENNSYLVANIA MUNICIPAL SECURITIES. As described in the Prospectus, the Fund will invest primarily in Pennsylvania municipal securities. In addition, the specific Pennsylvania municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of Pennsylvania municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of Pennsylvania municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Pennsylvania municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth of Pennsylvania to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.


     Pennsylvania had been historically identified as a heavy industry state although that reputation changed as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure.


     The Commonwealth operates under an annual budget which is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget for the ensuing fiscal year setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget for the ensuing fiscal year setting forth in detail proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or of its agencies or authorities or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year (a) projected operating expenditures classified by department or agency and by program, and estimated revenues by major categories from existing and additional sources, and (b) projected expenditures for capital projects specifically itemized by purpose and their proposed sources of financing. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.


     During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7 percent annually. Tax revenues during this same period increased by an annual average of
2.1 percent. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from the Tobacco Settlement Fund, and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the fiscal years 1998 through 2002 rose at an average annual rate of 6.5 percent. Comparison of expenditures by individual category in fiscal year 2002 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002. Beginning with fiscal year 1999, the Tax Stabilization Reserve Fund balance and certain other amounts previously reported as "unreserved-designated" in the fund balance were reclassified as reserved balances and placed in the "reserved for advances and other" category to more accurately reflect their status. This change accounts for a large portion of the change between fiscal years 1998 and 1999 in these components of fund balance. The fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001 (restated). The transfer of $853.9 million of accumulated tobacco settlement receipts and associated investment earnings to the Tobacco Settlement Fund, a special revenue fund (reported for GAAP purposes as a governmental fund) accounts for a major portion of the General Fund's decline in fund balance. The fiscal year 2002 year-end unreserved-undesignated portion of the fund balance was $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.



     Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9 percent or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds, and including intergovernmental transfers, were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2 percent below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,874.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million. Commonwealth tax revenues for the fiscal year declined 2.6 percent from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8 percent). Within sales tax receipts, taxes on the sale or lease of motor vehicles were above estimate by 8.0 percent and non-motor vehicle sales tax receipts were 2.3 percent below estimate. Personal income tax receipts were $738.7 million (9.4 percent) below estimate due to non-withholding receipts that were 21.9 percent below estimate and withholding collections that were 5.1 percent below estimate. Corporate tax collections were $358.8 million (9.1 percent) below estimate led by corporate net income tax receipts that were $217.9 million (13.3 percent) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2 percent) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments. Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2 percent over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year. Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, and intergovernmental transfers, net of appropriation lapses, were $20,874.4 million, representing a 4.5 percent increase over the prior fiscal year. A total of $457.5 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001. Under these intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use these county contributions to pooling transactions to match additional federal funds will be limited beyond fiscal year 2010.



     The enacted budget for fiscal year 2003 was based on an estimated 1.8 percent increase for Commonwealth revenues before accounting for any changes in tax and revenue provisions. After adjustments for various tax rate and tax base changes and special fund transfers and non-tax revenue changes enacted for the fiscal year 2003 budget, total Commonwealth revenues are projected to increase by 8.7 percent over fiscal year 2002 actual receipts and total $21,812.1 million. The tax revenue component of Commonwealth revenues was estimated to rise 7.3 percent above fiscal year 2002 receipts. Approximately two-thirds of this expected increase in tax revenues is due to the various tax rate and tax base changes enacted for the fiscal year 2003 budget. The major components to the tax revisions enacted for fiscal year 2003 were (i) an increase to the cigarette tax of $0.69 per pack to $1.00 per pack, expected to produce a net increase of $585 million; (ii) disallowing for state tax purposes the bonus depreciation expenses provided by the federal Job Creation and Worker Assistance Act, expected to provide $350.1 million in increased revenues in fiscal year 2003; and (iii) a partial deferral of the phase-out of the capital stock and franchise tax, changing the scheduled reduction from a one mill reduction in tax years beginning in each of 2002 and 2003 to a one-quarter mill reduction in each of those two years, anticipated to produce an estimated $136.4 million in additional revenues for the fiscal year. Other tax revisions and revenue enhancement items enacted for the budget are estimated to produce $467.0 million in additional revenues. Of this amount, $197.6 million was due to changes in the law specifying when unclaimed property is to be escheated to the Commonwealth and $158 million represented transfers from special funds, neither of which are anticipated to reoccur in future fiscal years. The fiscal year 2003 estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 3.9 percent rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipated that economic growth would recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation was expected to be low for fiscal year 2003 and unemployment levels were believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the United States, while the Pennsylvania unemployment rate was anticipated to be close to the national rate. The enacted fiscal year 2003 budget provides $20,713.8 million of appropriations from Commonwealth revenues, a 0.4 percent decrease from fiscal year 2002 appropriations. In addition, $300 million had been appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund but such transfer was subsequently rescinded. Major areas receiving funding increases in the fiscal year 2003 enacted budget include basic education and corrections. The enacted fiscal year 2003 budget provides for a substantial increase in expenditures supported through sources other than Commonwealth revenues. The budget includes $844.6 million of funding for medical assistance expenditures through intergovernmental transfers, a higher amount than the $549.6 million budgeted in fiscal year 2002. Under these intergovernmental transfer transactions certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use these county contributions to pooling transactions to match additional federal funds will be limited beyond fiscal year 2010. Other expenditures normally funded from Commonwealth revenue appropriations but which for fiscal year 2003 are funded elsewhere include $380.5 million of debt service payments that are being paid from other funds, including a May 2002 refunding bond issued by the Pennsylvania Industrial Development Authority and $198.5 million of long-term care costs that will be paid from Tobacco Settlement Fund revenues. Economic growth in the nation and the state has not achieved the projections used to estimate fiscal year 2003 revenues. Consequently, actual Commonwealth revenues for the fiscal year-to-date through April 2003 are $361.2 million below estimate for that period, a shortfall of 2 percent. Corporate taxes are $128.1 million below estimate, a 3.7 percent shortfall to the year-to-date estimate. Sales tax revenues are $18.6 million below estimate through April 2003. Personal income tax receipts are $216.9 million below estimate for the period, a shortfall of 3.5 percent. Through April, the Commonwealth's non-tax revenues are $9.4 million above estimate, 1.7 percent above estimate. Recent forecasts for the national economy expect slower economic growth rates for the balance of fiscal year 2003 than was used for the fiscal year 2003 revenue estimates. The Commonwealth now anticipates, based on these revised forecasts, that Commonwealth revenues may be $735.8 million below budget estimates, a 3.4 percent reduction from the official budget estimate for the fiscal year. Responding to slower than anticipated growth in the national economy and Commonwealth revenues, the Governor has directed $387.3 million of fiscal year 2003 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. At the end of fiscal year 2003, appropriated funds remaining in budgetary reserve may be lapsed into the budgetary balance and be available to offset revenue shortfalls, to fund potential supplemental appropriations, or to be re-appropriated for other budget purposes. In addition to the appropriated funds placed into budgetary reserve, the Commonwealth estimates that $113.5 million in various appropriation lapses will also be available to offset revenue shortfalls, or to support supplemental appropriations currently estimated at $16.7 million. The budgetary actions ordered or proposed by the Governor are intended to allow the Commonwealth to end the fiscal year on June 30, 2003 with no deficit, based on current revised revenue and expenditure projections. Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.



     The Governor proposed a fiscal year 2004 budget to the General Assembly in March 2003. The proposed budget recommended appropriations totaling $22.6 billion of Commonwealth revenues against estimated current law revenues and proposed revenue measures, net of tax refunds of $22.6 billion. The Governor's proposed budget includes $2.8 billion of tax, fee and other revenue increases requiring legislative approval, including the transfer of the expected $330 million balance in the Tobacco Settlement Fund reserve account to the General Fund. Under current law, approval of that transfer requires legislative approval with a two-thirds majority. In his budget the Governor proposed two major program expansions. In education the Governor proposes to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The proposal expects to increase the Commonwealth's subsidy of local public school costs to 50 percent of total costs in aggregate. Funds for the increased subsidy amount and for additional funding to local school districts to improve student achievement are proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state, an increase in the state personal income tax of 0.65 percentage points and other tax rate and fee increases. In addition to the 0.65 percentage point increase in the state personal income tax rate proposed for education, the Governor has proposed an additional 0.3 percentage point increase to the tax rate in support for general budget expenses. Together, the proposed tax rate increases would raise the personal income tax rate to 3.75 percent, to be effective as of July 1, 2003. The Governor has also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $1.5 billion of debt issued over more than three fiscal years. The proposed debt would be composed of $0.5 billion of capital budget debt in addition to that anticipated to support the current capital budget program and $1.0 billion of debt to be repaid from annual budget appropriations. The General Assembly has enacted portions of the Governor's budget proposal but has not yet approved any of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions requested by the Governor. The Governor's remaining proposals are now being considered by the General Assembly. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.



     All outstanding general obligation bonds of the Commonwealth are currently rated AAA by Standard and Poor's Corporation ("S&P") and AA2 by Moody's Investors Service, Inc. ("Moody's"). The City of Philadelphia's long-term obligations supported by payments from the City's General Fund are currently rated BBB by S&P and BAA1 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.



     According to the Official Statement dated May 20, 2003 describing General Obligation Bonds, Second Series of 2003 of the Commonwealth of Pennsylvania, the Office of Attorney General and the Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have identified the following cases as ones where an adverse decision may have a material effect on governmental operations of the Commonwealth and consequently, the Commonwealth's ability to pay debt service on its obligations. Under Act No. 1978-152 approved September 28, 1978, as amended, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2003 is $20.0 million.


  Powell v. Ridge


     Over recent years, there have been three suits directed at school funding, Marrero v. Commonwealth; Pennsylvania Association of Rural and Small Schools v. Ridge; and Powell v. Ridge. The first two have been resolved in the Commonwealth's favor. The third, Powell v. Ridge, remains pending but does not appear to present a viable claim on its current form. In 1998, a suit was filed in the United States District Court for the Eastern District of Pennsylvania on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth's formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The suit claims that the funding disparities ultimately injure non-white students by limiting their educational opportunities. The plaintiffs seek a declaration that the Commonwealth's funding practices and policies discriminate against minority students in violation of Federal law; and they seek an injunction prohibiting the Commonwealth prospectively from using a discriminatory school funding scheme. Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the U.S. Court of Appeals for the Third Circuit and the U.S. Supreme Court decided other cases that likely would directly affect the plaintiffs' claims. Those decisions have now been issued and make clear that the plaintiffs' claims, as currently pled, are not viable. In Alexander v. Sandoval, 532 U.S. 275 (2001), the U.S. Supreme Court held that no party other than the federal government may bring suit to enforce regulations promulgated by a federal agency under Title VI of the Civil Rights Act of 1964 prohibiting federally-funded programs from having racially discriminatory effects. Then, in South Camden Citizens In Action v. New Jersey Dep't of Env. Prot., 274 F.3d 771 (3d Cir. 2001), cert. denied, 122 S.Ct. 2621 (2002), the U.S. Court of Appeals for the Third Circuit ruled that a plaintiff also could not seek to enforce Title VI regulations prohibiting discriminatory effects in federally-funded programs under 42 U.S.C. sec. 1983. The principles applied by the Court of Appeals in South Camden Citizens In Action were endorsed by the U.S. Supreme Court in Gonzaga Univ. v. Doe, 122 S.Ct. 2268 (2002). Based on these cases, it seems clear that the claims now presented by the plaintiffs in Powell v. Ridge cannot proceed as they are pled. Though South Camden Citizens In Action was decided finally in June, no party has taken action to lift the stay in Powell. Based on statements to the district court made by some of the Powell plaintiffs in 2001, the defendants -- the Governor, the Secretary of Education, the State Treasurer, and the chair of the State Board of Education -- anticipate that one or more of the plaintiffs may seek to amend the complaint in an effort to state a claim for intentional discrimination under Title VI of the Civil Rights Act. However, the U.S. Court of Appeals has made clear: "To prove intentional discrimination by a facially neutral policy (actionable under Title VI of the Civil Rights Act) a plaintiff must show that the relevant decision-maker (e.g., a state legislature) adopted the policy at issue 'because of,' not merely 'in spite of,' its adverse effects upon an identifiable group. A mere awareness of the consequences of an otherwise neutral policy will not suffice."



  County of Allegheny v. Commonwealth of Pennsylvania


     In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

  PPG Industries, Inc. v. Commonwealth of Pennsylvania


     By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution. Accordingly, the Court ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed that the Commonwealth must forthwith provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in McKesson v. Division of Alcoholic Beverages and Tobacco, Dept. of Business Regulation of Florida, 496 U.S. 18 (1990), i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. During the course of this litigation, the General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation. PPG filed with the Court a petition for reconsideration of its November 30, 2001, Opinion and Order which the Court denied by per curium order dated February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002, appears to be revenue neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount and those appeals remain pending.


  Unisys Corporation v. Commonwealth


     Unisys challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Unisys's argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument, which was based on 72 P.S. sec. 7401(3)2.(a)(18). There were two dissents. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. The Court held oral argument in December 2000. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth's statutory apportionment formula. Unisys filed an application for re-argument which was denied. Unisys filed a petition for certiorari to the U.S. Supreme Court. The Commonwealth is awaiting the Court's decision.


  Northbrook Life Insurance Co., No. 1120 F&R 1996

     This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards. The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 (the Act). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies which have become insolvent or are otherwise in default to its insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS


     The Fund may also purchase and sell securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.


ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

REVERSE REPURCHASE AGREEMENTS


     The Fund may engage in reverse repurchase agreements with broker-dealers, banks and other financial institutions under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the total assets of the Fund at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party and will monitor such creditworthiness on an ongoing basis.



NON-DIVERSIFICATION



     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code. If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the Fund's taxable year, (i) not more than 25% of the market value of the Fund's total assets is invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities or other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be in the same or similar, or related, trades or businesses, and (ii) at least 50% of the market value of its total assets is invested in cash, cash items, securities of the U.S. government, its agencies and instrumentalities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.


                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various Strategic Transactions (as defined in the Prospectus) to earn income, facilitate portfolio management and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's")or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


     The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.


     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of its assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS


     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price.



     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.


     The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

     1. Purchase any securities (other than tax exempt obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
        (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     2. Invest more than 25% of its assets in a single industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time. (As described in the Prospectus or herein, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market, however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

     3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions.

     4. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

     5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or options on futures contracts transactions is not considered the purchase of a security on margin.

     6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures contracts or index contracts or options on futures contracts, except as described from time to time in the Prospectus or herein.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     9. Invest in securities issued by other investment companies, except as part of a merger, reorganization or other acquisition, except that the Fund may temporarily invest up to 10% of the value of its assets in Pennsylvania tax exempt money market funds and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     10. Invest in equity, interests in oil, gas or other mineral exploration or development programs.


     11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interest in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may own, hold, foreclose, liquidate or otherwise dispose of real estate acquired as a result of a default on a mortgage), and except to the extent the options and futures and index contracts in which such Funds may invest for hedging and risk management purposes are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
David C. Arch (58)          Trustee      Trustee     Chairman and Chief Executive Officer of Blistex      88
Blistex Inc.                             since 2003  Inc., a consumer health care products
1800 Swift Drive                                     manufacturer. Former Director of the World
Oak Brook, IL 60523                                  Presidents Organization-Chicago Chapter.
                                                     Director of the Heartland Alliance, a nonprofit
                                                     organization serving human needs based in
                                                     Chicago.
J. Miles Branagan (71)      Trustee      Trustee     Private investor. Co-founder, and prior to           86
1632 Morning Mountain Road               since 1995  August 1996, Chairman, Chief Executive Officer
Raleigh, NC 27614                                    and President, MDT Corporation (now known as
                                                     Getinge/ Castle, Inc., a subsidiary of Getinge
                                                     Industrier AB), a company which develops,
                                                     manufactures, markets and services medical and
                                                     scientific equipment.
Jerry D. Choate (65)        Trustee      Trustee     Prior to January 1999, Chairman and Chief            86
33971 Selva Road                         since 1999  Executive Officer of the Allstate Corporation
Suite 130                                            ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                 Prior to January 1995, President and Chief
                                                     Executive Officer of Allstate. Prior to August
                                                     1994, various management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
David C. Arch (58)          Trustee/Director/
Blistex Inc.                Managing General
1800 Swift Drive            Partner of funds in
Oak Brook, IL 60523         the Fund Complex.

J. Miles Branagan (71)      Trustee/Director/
1632 Morning Mountain Road  Managing General
Raleigh, NC 27614           Partner of funds in
                            the Fund Complex.

Jerry D. Choate (65)        Trustee/Director/
33971 Selva Road            Managing General
Suite 130                   Partner of funds in
Dana Point, CA 92629        the Fund Complex.
                            Director of Amgen
                            Inc., a
                            biotechnological
                            company, and Director
                            of Valero Energy
                            Corporation, an
                            independent refining
                            company.

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Rod Dammeyer (63)           Trustee      Trustee     President of CAC, llc., a private company            88
CAC, llc.                                since 2003  offering capital investment and management
4350 LaJolla Village Drive                           advisory services. Prior to July 2000, Managing
Suite 980                                            Partner of Equity Group Corporate Investment
San Diego, CA 92122-6223                             (EGI), a company that makes private investments
                                                     in other companies.
Linda Hutton Heagy (55)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an         86
Heidrick & Struggles                     since 1995  executive search firm. Trustee on the
233 South Wacker Drive                               University of Chicago Hospitals Board, Vice
Suite 7000                                           Chair of the Board of the YMCA of Metropolitan
Chicago, IL 60606                                    Chicago and a member of the Women's Board of
                                                     the University of Chicago. Prior to 1997,
                                                     Partner of Ray & Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996, Trustee of The
                                                     International House Board, a fellowship and
                                                     housing organization for international graduate
                                                     students. Prior to 1995, Executive Vice
                                                     President of ABN AMRO, N.A., a bank holding
                                                     company. Prior to 1992, Executive Vice
                                                     President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Rod Dammeyer (63)           Trustee/Director/
CAC, llc.                   Managing General
4350 LaJolla Village Drive  Partner of funds in
Suite 980                   the Fund Complex.
San Diego, CA 92122-6223    Director of
                            Stericycle, Inc.,
                            TheraSense, Inc.,
                            Ventana Medical
                            Systems, Inc., GATX
                            Corporation and
                            Trustee of The
                            Scripps Research
                            Institute and the
                            University of Chicago
                            Hospitals and Health
                            Systems. Prior to
                            January 2004,
                            Director of TeleTech
                            Holdings Inc. and
                            Arris Group, Inc.
                            Prior to May 2002,
                            Director of Peregrine
                            Systems Inc. Prior to
                            February 2001, Vice
                            Chairman and Director
                            of Anixter
                            International, Inc.
                            and IMC Global Inc.
                            Prior to July 2000,
                            Director of Allied
                            Riser Communications
                            Corp., Matria
                            Healthcare Inc.,
                            Transmedia Networks,
                            Inc., CNA Surety,
                            Corp. and Grupo
                            Azcarero Mexico
                            (GAM). Prior to April
                            1999, Director of
                            Metal Management,
                            Inc.
Linda Hutton Heagy (55)     Trustee/Director/
Heidrick & Struggles        Managing General
233 South Wacker Drive      Partner of funds in
Suite 7000                  the Fund Complex.
Chicago, IL 60606

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

R. Craig Kennedy (51)       Trustee      Trustee     Director and President of the German Marshall        86
11 DuPont Circle, N.W.                   since 1993  Fund of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate exchanges
                                                     of practical experience between Americans and
                                                     Europeans. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to 1992,
                                                     President and Chief Executive Officer, Director
                                                     and member of the Investment Committee of the
                                                     Joyce Foundation, a private foundation.

Howard J Kerr (68)          Trustee      Trustee     Prior to 1998, President and Chief Executive         88
736 North Western Avenue                 since 2003  Officer of Pocklington Corporation, Inc., an
P.O. Box 317                                         investment holding company. Director of the
Lake Forest, IL 60045                                Marrow Foundation.

Jack E. Nelson (67)         Trustee      Trustee     President of Nelson Investment Planning              86
423 Country Club Drive                   since 1987  Services, Inc., a financial planning company
Winter Park, FL 32789                                and registered investment adviser in the State
                                                     of Florida. President of Nelson Ivest Brokerage
                                                     Services Inc., a member of the NASD, Securities
                                                     Investors Protection Corp. and the Municipal
                                                     Securities Rulemaking Board. President of
                                                     Nelson Sales and Services Corporation, a
                                                     marketing and services company to support
                                                     affiliated companies.
Hugo F. Sonnenschein (63)   Trustee      Trustee     President Emeritus and Honorary Trustee of the       88
1126 E. 59th Street                      since 2003  University of Chicago and the Adam Smith
Chicago, IL 60637                                    Distinguished Service Professor in the
                                                     Department of Economics at the University of
                                                     Chicago. Prior to July 2000, President of the
                                                     University of Chicago. Trustee of the
                                                     University of Rochester and a member of its
                                                     investment committee. Member of the National
                                                     Academy of Sciences, the American Philosophical
                                                     Society and a fellow of the American Academy of
                                                     Arts and Sciences.

Suzanne H. Woolsey, P.H.D.  Trustee      Trustee     Currently with Paladin Capital Group-Paladin         86
(62)                                     since 1999  Homeland Security Fund since November 2003.
2001 Pennsylvania Avenue                             Previously, Chief Communications Officer of the
Suite 400                                            National Academy of Sciences/National Research
Washington, DC 20006                                 Council, an independent, federally chartered
                                                     policy institution, since 2001 and Chief
                                                     Operating Officer from 1993 to 2001. Director
                                                     of the Institute for Defense Analyses, a
                                                     federally funded research and development
                                                     center, Director of the German Marshall Fund of
                                                     the United States, and Trustee of Colorado
                                                     College. Prior to 1993, Executive Director of
                                                     the Commission on Behavioral and Social
                                                     Sciences and Education at the National Academy
                                                     of Sciences/ National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE

R. Craig Kennedy (51)       Trustee/Director/
11 DuPont Circle, N.W.      Managing General
Washington, D.C. 20016      Partner of funds in
                            the Fund Complex.

Howard J Kerr (68)          Trustee/Director/
736 North Western Avenue    Managing General
P.O. Box 317                Partner of funds in
Lake Forest, IL 60045       the Fund Complex.
                            Director of the Lake
                            Forest Bank & Trust.

Jack E. Nelson (67)         Trustee/Director/
423 Country Club Drive      Managing General
Winter Park, FL 32789       Partner of funds in
                            the Fund Complex.
Hugo F. Sonnenschein (63)   Trustee/Director/
1126 E. 59th Street         Managing General
Chicago, IL 60637           Partner of funds in
                            the Fund Complex.
                            Director of Winston
                            Laboratories, Inc.

Suzanne H. Woolsey, P.H.D.  Trustee/Director/
(62)                        Managing General
2001 Pennsylvania Avenue    Partner of funds in
Suite 400                   the Fund Complex.
Washington, DC 20006        Director of Neurogen
                            Corporation, a
                            pharmaceutical
                            company, since
                            January 1998.

                              INTERESTED TRUSTEES*


                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Mitchell M. Merin* (50)     Trustee,     Trustee     President and Chief Executive Officer of funds       86
1221 Avenue of the          President    since       in the Fund Complex. Chairman, President, Chief
Americas                    and Chief    1999;       Executive Officer and Director of the Adviser
New York, NY 10020          Executive    President   and Van Kampen Advisors Inc. since December
                            Officer      and Chief   2002. Chairman, President and Chief Executive
                                         Executive   Officer of Van Kampen Investments since
                                         Officer     December 2002. Director of Van Kampen
                                         since 2002  Investments since December 1999. Chairman and
                                                     Director of Van Kampen Funds Inc. since
                                                     December 2002. President, Director and Chief
                                                     Operating Officer of Morgan Stanley Investment
                                                     Management since December 1998. President and
                                                     Director since April 1997 and Chief Executive
                                                     Officer since June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan Stanley
                                                     Distributors Inc. since June 1998. Chairman
                                                     since June 1998, and Director since January
                                                     1998 of Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since May 1999.
                                                     Previously Chief Executive Officer of Van
                                                     Kampen Funds Inc. from December 2002 to July
                                                     2003, Chief Strategic Officer of Morgan Stanley
                                                     Investment Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. and Executive Vice
                                                     President of Morgan Stanley Distributors Inc.
                                                     from April 1997 to June 1998. Chief Executive
                                                     Officer from September 2002 to April 2003 and
                                                     Vice President from May 1997 to April 1999 of
                                                     the Morgan Stanley Funds.

Richard F. Powers, III*     Trustee      Trustee     Advisory Director of Morgan Stanley. Prior to        88
(57)                                     since 1999  December 2002, Chairman, Director, President,
1 Parkview Plaza                                     Chief Executive Officer and Managing Director
P.O. Box 5555                                        of Van Kampen Investments and its investment
Oakbrook Terrace, IL 60181                           advisory, distribution and other subsidiaries.
                                                     Prior to December 2002, President and Chief
                                                     Executive Officer of funds in the Fund Complex.
                                                     Prior to May 1998, Executive Vice President and
                                                     Director of Marketing at Morgan Stanley and
                                                     Director of Dean Witter, Discover & Co. and
                                                     Dean Witter Realty. Prior to 1996, Director of
                                                     Dean Witter Reynolds Inc.
Wayne W. Whalen* (64)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,            88
333 West Wacker Drive                    since 1987  Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                    funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE
Mitchell M. Merin* (50)     Trustee/Director/
1221 Avenue of the          Managing General
Americas                    Partner of funds in
New York, NY 10020          the Fund Complex.

Richard F. Powers, III*     Trustee/Director/
(57)                        Managing General
1 Parkview Plaza            Partner of funds in
P.O. Box 5555               the Fund Complex.
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (64)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Adviser and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Adviser and Van Kampen Advisors Inc. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Adviser. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Adviser. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (65)        Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.
A. Thomas Smith III (47)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 1999  Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                            Van Kampen Advisors Inc., the Distributor, Investor Services
                                                              and certain other subsidiaries of Van Kampen Investments.
                                                              Managing Director and General Counsel-Mutual Funds of Morgan
                                                              Stanley Investment Advisors, Inc. Vice President and
                                                              Secretary of funds in the Fund Complex. Prior to July 2001,
                                                              Managing Director, General Counsel, Secretary and Director
                                                              of Van Kampen Investments, the Adviser, the Distributor,
                                                              Investor Services, and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to December 2000, Executive Vice
                                                              President, General Counsel, Secretary and Director of Van
                                                              Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                              the Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to January
                                                              1999, Vice President and Associate General Counsel to New
                                                              York Life Insurance Company ("New York Life"), and prior to
                                                              March 1997, Associate General Counsel of New York Life.
                                                              Prior to December 1993, Assistant General Counsel of The
                                                              Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                              Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                              Attorney at the Securities and Exchange Commission, Division
                                                              of Investment Management, Office of Chief Counsel.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 1996  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.


------------------------------------

     Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                          Fund Complex
                                                          ---------------------------------------------
                                                                           Aggregate
                                                           Aggregate       Estimated
                                                          Pension or        Maximum           Total
                                                          Retirement        Annual        Compensation
                                           Aggregate       Benefits      Benefits from       before
                                          Compensation    Accrued as       the Fund       Deferral from
                                            from the        Part of      Complex Upon         Fund
                Name(1)                     Fund(2)       Expenses(3)    Retirement(4)     Complex(5)
                -------                   ------------    -----------    -------------    -------------
David C. Arch                                $  370         $18,589        $147,500         $193,811
J. Miles Branagan                             1,381          78,011          60,000          173,290
Jerry D. Choate                               1,381          31,482         130,000          173,290
Rod Dammeyer                                    370          31,814         147,500          177,971
Linda Hutton Heagy                            1,381           9,233         147,500          173,290
R. Craig Kennedy                              1,381           6,424         147,500          173,290
Howard J Kerr                                   370          58,713         147,500          193,811
Jack E. Nelson                                1,381          40,711         112,500          173,290
Hugo F. Sonnenschein                            370          32,178         147,500          193,811
Wayne W. Whalen                               1,383          63,604         147,500          251,811
Suzanne H. Woolsey                            1,381          20,086         147,500          173,290


------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended September 30, 2003. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Fund on July 23, 2003, and thus the amounts above reflect compensation from the Fund for the period July 23, 2003 until the end of the fiscal year ended September 30, 2003. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2003: Mr. Branagan, $273; Mr. Choate, $1,381; Mr. Dammeyer, $370; Ms. Heagy, $1,381; Mr. Nelson, $1,381; Mr. Sonnenschein, $370; and Mr. Whalen, $1,383. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended September 30, 2003 is as follows: Mr. Branagan, $13,010; Mr. Choate, $4,899; Mr. Dammeyer, $375; Ms. Heagy, $8,210; Mr. Kennedy, $14,095;
    Mr. Nelson, $28,263; Mr. Sonnenschein, $367; Mr. Miller, $3,889; Mr. Robinson, $6,092; Mr. Rooney, $3,405; Mr. Sisto, $4,638 and Mr. Whalen, $16,850. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2003. The retirement plan is described above the Compensation Table. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2003 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.



     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.



     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. The governance committee identifies individuals qualified to serve on the Board that are independent as defined in the 1940 Act and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics.



     During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 5 meetings. The governance committee was recently organized and had only 1 meeting during the Fund's last fiscal year.



     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional

Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.



                2003 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES



INDEPENDENT TRUSTEES


                                               ARCH     BRANAGAN    CHOATE    DAMMEYER    HEAGY     KENNEDY      KERR      NELSON
                                             --------   --------   --------   --------   --------   -------   ----------   ------
DOLLAR RANGE OF EQUITY SECURITIES IN THE
 FUND                                          none      none        none      none        none      none        none      none

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND COMPLEX     $50,001-    over      $50,001-    over      $10,001-    over     $1-$10,000   none
                                             $100,000   $100,000   $100,000   $100,000   $50,000    $100,000

                                             SONNENSCHEIN   WOOLSEY
                                             ------------  ----------
DOLLAR RANGE OF EQUITY SECURITIES IN THE
 FUND                                            none         none

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 IN ALL REGISTERED INVESTMENT COMPANIES
 OVERSEEN BY TRUSTEE IN THE FUND COMPLEX       $10,001-    $1-$10,000
                                               $50,000



INTERESTED TRUSTEES



                                                                MERIN       POWERS       WHALEN
                                                              ---------    ---------    ---------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                   none         none         none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
  REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE
  FUND COMPLEX                                                  over         over         over
                                                              $100,000     $100,000     $100,000



     As of January 5, 2004, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Fund or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the

Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.


     The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Adviser and the Fund believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation.



ADVISORY FEES



                                                                FISCAL YEAR ENDED SEPTEMBER 30,
                                                              ------------------------------------
                                                                 2003         2002         2001
                                                              ----------   ----------   ----------
The Adviser received the approximate advisory fee of........  $1,431,100   $1,383,800   $1,384,200

                                OTHER AGREEMENTS


     ACCOUNTING SERVICES AGREEMENT. The Fund has entered into an accounting services agreement pursuant to which Asset Management provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



ACCOUNTING SERVICES FEES



                                                               FISCAL YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------
                                                                2003        2002        2001
                                                              ---------   ---------   ---------
The Adviser received the approximate accounting services
  fees of...................................................   $34,200     $33,900     $33,400


     LEGAL SERVICES AGREEMENT. The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


LEGAL SERVICES FEES



                                                               FISCAL YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------
                                                                2003        2002        2001
                                                              ---------   ---------   ---------
Van Kampen Investments received the approximate legal
  service fees of...........................................   $15,900     $11,500     $32,200


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 TOTAL          AMOUNTS
                                                              UNDERWRITING      RETAINED
                                                              COMMISSIONS    BY DISTRIBUTOR
                                                              ------------   --------------
Fiscal year ended September 30, 2003........................    $307,266        $32,435
Fiscal year ended September 30, 2002........................    $225,354        $19,967
Fiscal year ended September 30, 2001........................    $221,508        $24,680

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                                  TOTAL SALES CHARGE
                                                             ----------------------------     REALLOWED
                                                                AS % OF       AS % OF NET     TO DEALERS
                                                                OFFERING        AMOUNT        AS A % OF
SIZE OF INVESTMENT                                               PRICE         INVESTED     OFFERING PRICE
----------------------------------------------------------------------------------------------------------
Less than $100,000.........................................      4.75%           4.99%          4.25%
$100,000 but less than $250,000............................      3.75%           3.90%          3.25%
$250,000 but less than $500,000............................      2.75%           2.83%          2.25%
$500,000 but less than $1,000,000..........................      2.00%           2.04%          1.75%
$1,000,000 or more.........................................          *               *              *

--------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     For shares sold prior to the implementation date of the Plans, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreements. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Plans, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of September 30, 2003, there were approximately $490,400 and $10,600 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 2% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended September 30, 2003, the Fund's aggregate expenses paid under the Plans for Class A Shares were $525,706 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2003, the Fund's aggregate expenses paid under the Plans for Class B Shares were $233,561 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $174,457 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $59,104 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2003, the Fund's aggregate expenses paid under the Plans for Class C Shares were $59,247 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $24,933 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $34,314 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.

                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule

17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.


     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:



                                                                         AFFILIATED
                                                                           BROKERS
                                                                        -------------
                                                                           MORGAN
                                                                ALL      STANLEY DW
                                                              BROKERS       INC.
                                                              -------   -------------
Commissions paid:
  Fiscal year ended September 30, 2003......................    $0           $0
  Fiscal year ended September 30, 2002......................    $0           $0
  Fiscal year ended September 30, 2001......................    $0           $0
Fiscal year 2003 Percentages:
  Commissions with affiliate to total commissions...........                  0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%



     During the fiscal year ended September 30, 2003, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, NJ 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

        WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.


     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


     As discussed above under "Investment Objective, Strategies and Risks -- Municipal Securities," municipal securities, like other debt obligations, are subject to the risk of non-payment, and issuers of municipal securities might seek protection under the bankruptcy laws. Investments in municipal securities that are at risk of or in default may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event that they arise with respect to municipal securities it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains, designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in municipal securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008). The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


     The table does not reflect the effect of the exemption of the Fund from local personal property taxes and from the Philadelphia School District Investment Net Income Tax; accordingly, residents of Pennsylvania subject to such taxes would need a higher taxable equivalent estimated current return than those shown to equal the tax-exempt estimated current return of the Fund.


        2004 FEDERAL AND PENNSYLVANIA STATE TAXABLE VS. TAX-FREE YIELDS


                                      FEDERAL   STATE    COMBINED
     SINGLE             JOINT           TAX      TAX       TAX
     RETURN             RETURN         RATE     RATE*     RATE*
----------------   ----------------   -------   -----    --------
$        0-7,150   $       0-14,300    10.00%    3.00%    12.80%
    7,150-29,050      14,300-58,100    15.00     3.07     17.60
   29,050-70,350     58,100-117,250    25.00     3.07     27.30
  70,350-146,750    117,250-178,650    28.00     3.07     30.20
 146,750-319,100    178,650-319,100    33.00     3.07     35.10
    Over 319,100       Over 319,100    35.00     3.07     37.00

                                                 TAXABLE EQUIVALENT ESTIMATED CURRENT RETURN
     SINGLE       ---------------------------------------------------------------------------------------------------------
     RETURN       3.50%   4.00%   4.50%   5.00%   5.50%   6.00%    6.50%     7.00%     7.50%     8.00%     8.50%     9.00%
----------------  -----   -----   -----   -----   -----   -----    -----     -----     -----     -----     -----     -----
$        0-7,150  4.01%   4.55%   5.16%   5.73%   6.31%   6.88%     7.45%     8.03%     8.60%     9.17%     9.75%    10.32%
    7,150-29,050  4.25    4.85    5.46    6.07    6.67    7.28      7.89      8.50      9.10      9.71     10.32     10.92
   29,050-70,350  4.81    5.50    6.19    6.88    7.57    8.25      8.94      9.63     10.32     11.00     11.69     12.38
  70,350-146,750  5.01    5.73    6.45    7.16    7.88    8.60      9.31     10.03     10.74     11.46     12.16     12.89
 146,750-319,100  5.39    6.16    6.93    7.70    8.47    9.24     10.02     10.79     11.56      12.3     13.10     13.87
    Over 319,100  5.56    6.35    7.14    7.94    8.73    9.52     10.32     11.11     11.90     12.70     13.49     14.29


---------------

* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings, and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2003 was -2.14%, (ii) the five-year period ended September 30, 2003 was 3.05% and (iii) the ten-year period ended September 30, 2003 was 4.35%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2003 was 3.87%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2003 was 3.74%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending September 30, 2003 was 5.92%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from May 1, 1987 (commencement of distribution of Class A Shares of the Fund) to September 30, 2003 was 202.39%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from May 1, 1987 (commencement of distribution of Class A Shares of the Fund) to September 30, 2003 was 217.44%.


CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2003 was -2.03%, (ii) the five-year period ended September 30, 2003 was 3.00% and (iii) the ten-year period ended September 30, 2003 was 4.30%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2003 was 3.33%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2003 was 3.18%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending September 30, 2003 was 5.04%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from May 3, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2003 was 61.87%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from May 3, 1993 (commencement of distribution of Class B Shares of the Fund) to September 30, 2003 was 61.87%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2003 was 1.20%, (ii) the five-year period ended September 30, 2003 was 3.31% and (iii) the ten-year period ended September 30, 2003 was 4.10%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending September 30, 2003 was 3.32%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2003 was 3.18%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending September 30, 2003 was 5.03%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2003 was 52.56%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from August 13, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2003 was 52.56%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP. Saul Ewing LLP acts as special counsel to the Fund for Pennsylvania disclosure and Pennsylvania tax matters and passes on the legality of the Fund's shares.

                                   APPENDIX A



                      MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I.  POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").



     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.



     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.



     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.



II.  GENERAL PROXY VOTING GUIDELINES



     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.



III.  GUIDELINES



A.  MANAGEMENT PROPOSALS



     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



          - Selection or ratification of auditors.



          - Approval of financial statements, director and auditor reports.



          - Election of Directors.



          - Limiting Directors' liability and broadening indemnification of Directors.



          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.



          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.



          - General updating/corrective amendments to the charter.



          - Elimination of cumulative voting.



          - Elimination of preemptive rights.



          - Provisions for confidential voting and independent tabulation of voting results.



          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."



     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



     CAPITALIZATION CHANGES



          - Capitalization changes that eliminate other classes of stock and voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals for share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



     COMPENSATION



          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.



          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.



          - Establishment of Employee Stock Option Plans and other employee ownership plans.



     ANTI-TAKEOVER MATTERS



          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



          - Adoption of anti-greenmail provisions provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.



          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Creation of "blank check" preferred stock.



          - Changes in capitalization by 100% or more.



          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.



          - Proposals to indemnify auditors.



     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS



          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.



          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.



          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.



          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:



           (i) Whether the stock option plan is incentive based;



           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;



           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.



     ANTI-TAKEOVER PROVISIONS



          - Proposals requiring shareholder ratification of poison pills.



          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



B.  SHAREHOLDER PROPOSALS



     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:



          - Requiring auditors to attend the annual meeting of shareholders.



          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



          - Confidential voting.



          - Reduction or elimination of supermajority vote requirements.



     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.



          - Proposals that limit tenure of directors.



          - Proposals to limit golden parachutes.



          - Proposals requiring directors to own large amounts of stock to be eligible for election.



          - Restoring cumulative voting in the election of directors.



          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.



          - Proposals that limit retirement benefits or executive compensation.



          - Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.



          -  Requiring shareholder approval of golden parachutes.



          -  Elimination of certain anti-takeover related provisions.



          -  Prohibit payment of greenmail.



     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.



          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.



          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.



          - Proposals that require inappropriate endorsements or corporate actions.



IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



A.  PROXY REVIEW COMMITTEE



     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.



          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.



          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.



          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).



          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.



          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund

     We have audited the accompanying statement of assets and liabilities of the Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Pennsylvania Tax Free Income Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Chicago, Illinois
November 4, 2003

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS  99.2%
     $ 1,260   Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt
               Rfdg (FGIC Insd) .................................................    5.625%     01/01/10  $  1,399,784
       1,000   Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev
               Duquesne Univ Proj (AMBAC Insd) ..................................    6.500      03/01/11     1,215,570
       1,750   Allegheny Cnty, PA Higher Ed Bldg Auth Univ Rev
               Duquesne Univ Proj Rfdg (AMBAC Insd) .............................    5.500      03/01/20     2,009,980
       3,000   Allegheny Cnty, PA Higher Ed Bldg Carnegie
               Mellon Univ ......................................................    5.125      03/01/32     3,062,370
       1,000   Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac Villa
               Saint Joseph .....................................................    5.875      08/15/18       886,810
       2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
               Allegheny Vly Sch (Prerefunded @ 02/01/05) .......................    7.750      02/01/15     2,361,961
       2,000   Allegheny Cnty, PA Hosp Dev Auth Rev Ser A
               (MBIA Insd) ......................................................    6.500      11/15/30     2,329,780
       1,000   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B .......................    9.250      11/15/30       981,130
       1,000   Allegheny Cnty, PA Indl Dev Auth Lease Rev .......................    6.625      09/01/24       911,680
       3,730   Allegheny Cnty, PA Port Auth Sub Lien Transn
               (MBIA Insd) ......................................................    5.500      06/01/09     4,303,674
       2,000   Allegheny Cnty, PA Port Auth Transn (FGIC Insd) ..................    5.500      03/01/15     2,254,100
       1,000   Allegheny Cnty, PA Port Auth Transn (FGIC Insd) ..................    5.500      03/01/16     1,124,070
       1,000   Allegheny Cnty, PA Port Auth Transn (FGIC Insd) ..................    5.500      03/01/17     1,120,540
       1,000   Allegheny Cnty, PA Res Mtg Single Family Ser MM
               (GNMA Collateralized) ............................................    4.000      05/01/33       991,400
       1,880   Allegheny Cnty, PA Res Mtg Single Family Ser Z
               (GNMA Collateralized) (c) ........................................    6.875      05/01/26     1,941,420
       2,000   Allegheny Cnty, PA San Auth Swr (MBIA Insd) ......................    5.750      12/01/15     2,315,180
       2,000   Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd) ..................    5.750      12/01/16     2,308,280
       2,705   Bensalem Twp PA Sch Dist (FGIC Insd) .............................    5.000      08/15/19     2,868,977
         745   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg Inc
               Proj Rfdg (Prerefunded @ 05/15/06) ...............................    7.500      05/15/13       851,125
       1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg Inc
               Proj Rfdg (Prerefunded @ 05/15/06) ...............................    7.700      05/15/22     1,174,720
       1,280   Bucks Cnty, PA Wtr & Swr Auth Neshaminy
               Interceptor Ser A (AMBAC Insd) ...................................    5.375      06/01/16     1,428,467
       1,050   Bucks Cnty, PA Wtr & Swr Auth Neshaminy
               Interceptor Ser A (AMBAC Insd) ...................................    5.375      06/01/17     1,167,253
       1,500   Canon McMillan Sch Dist PA Ser B (FGIC Insd) .....................    5.500      12/01/29     1,596,900

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 1,000   Chester Cnty, PA Hlth & Ed Fac Auth Hlth Sys Rev
               (AMBAC Insd) .....................................................    5.650%     05/15/20  $  1,044,350
       1,880   Chester Cnty, PA Hlth & Ed The Chester Cnty Hosp
               (MBIA Insd) ......................................................    5.625      07/01/08     2,057,303
       2,170   Council Rock, PA Sch Dist Ser A (MBIA Insd) ......................    5.375      11/15/18     2,402,429
       1,250   Cumberland Cnty, PA Muni Auth Dickinson College
               Ser A (AMBAC Insd) ...............................................    5.500      11/01/30     1,330,225
       2,000   Dauphin Cnty, PA Gen Auth Rev Hotel & Conf Ctr
               Hyatt Regency (a) ................................................    6.200      01/01/29     1,578,620
       1,500   Dauphin Cnty, PA Gen Auth Rev Office & Pkg
               Riverfront Office ................................................    6.000      01/01/25     1,284,705
       1,240   Delaware Cnty, PA Auth College Cabrini College
               (Asset Gty Insd) .................................................    5.750      07/01/23     1,307,096
       1,500   Delaware Cnty, PA Auth College Neumann College
               Rfdg .............................................................    6.000      10/01/31     1,528,110
       3,000   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
               Proj Rfdg ........................................................    7.000      06/01/26     3,032,490
       2,110   Delaware Cnty, PA Auth Univ Rev Villanova Univ Ser A
               (MBIA Insd) ......................................................    5.500      12/01/11     2,445,342
       2,500   Delaware Cnty, PA Indl Dev Auth Wtr Fac PA
               Suburban Wtr (AMBAC Insd) ........................................    5.350      10/01/31     2,567,000
       3,535   Delaware Vly, PA Regl Fin Auth ...................................    5.750      07/01/17     4,133,087
       2,115   Greater Johnstown, PA Sch Dist Ser B (MBIA Insd) .................    5.375      08/01/15     2,367,827
       2,730   Greater Latrobe, PA Sch Auth (FGIC Insd) .........................    5.250      04/01/17     3,001,799
         720   Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd) ...................    5.375      09/15/16       807,444
       1,415   Greensburg Salem, PA Sch Dist Rfdg (FGIC Insd) ...................    5.375      09/15/17     1,576,593
         790   Grove City, PA Area Hosp Auth Hlth Fac Rev Grove
               Manor Proj .......................................................    6.625      08/15/29       791,430
       1,000   Harrisburg, PA Auth Office & Pkg Rev Ser A
               (Prerefunded @ 05/01/08) .........................................    6.000      05/01/19     1,170,550
       1,865   Harveys Lake Gen Muni Auth PA College Rev College
               Misericordia Proj (ACA Insd) .....................................    5.750      05/01/14     2,003,737
         455   Hazleton, PA Hlth Svcs Auth Hosp Rev                                  5.500      07/01/07       463,436
         285   Hazleton, PA Hlth Svcs Auth Saint Joseph Med
               Cent Rfdg ........................................................    5.850      07/01/06       293,547
       1,615   Kennett, PA Cons Sch Dist Ser A (FGIC Insd) ......................    5.250      02/15/19     1,764,194
       1,000   Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
               Saint Annes Home .................................................    6.600      04/01/24       967,340
       2,000   Lehigh Cnty, PA Gen Purp Auth Cedar Crest
               College Rfdg .....................................................    6.700      04/01/26     2,080,460
       1,500   Lehigh Cnty, PA Gen Purp Auth Hosp Lehigh Vly Hlth
               Network Ser B (FSA Insd) .........................................    5.000      07/01/31     1,522,455

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 1,000   Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible
               Fellowship Proj Ser A ............................................    6.000%     12/15/23  $    878,890
       2,000   Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes
               Bethlehem ........................................................    5.250      08/15/23     1,955,240
       1,000   Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint Lukes
               Bethlehem ........................................................    5.375      08/15/33       966,760
       1,760   Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig
               Group Rfdg .......................................................    6.000      11/01/23     1,697,080
       1,085   Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath
               Inc Proj .........................................................    6.300      06/01/28       903,696
       1,895   Luzerne Cnty, PA Ser A (MBIA Insd) ...............................    5.250      11/15/18     2,089,768
         565   Lycoming Cnty, PA Auth Hosp Lease Rev Divine
               Providence Sisters Ser A .........................................    6.500      07/01/22       565,102
       1,250   McKeesport, PA Area Sch Dist Cap Apprec Ser A
               (AMBAC Insd) .....................................................      *        10/01/13       842,775
       2,000   McKeesport, PA Area Sch Dist Cap Apprec Ser A
               (AMBAC Insd) .....................................................      *        10/01/15     1,208,700
       3,630   McKeesport, PA Area Sch Dist Cap Apprec Ser C
               (AMBAC Insd) .....................................................      *        10/01/22     1,425,428
       1,095   Mercer Cnty, PA (FGIC Insd) ......................................    5.500      10/01/17     1,231,338
       1,500   Mifflin Cnty, PA Hosp Auth (Asset Gty Insd) ......................    6.200      07/01/25     1,667,535
       1,000   Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr ................    6.000      01/01/43     1,004,300
       1,420   Monroeville, PA Muni Auth San Ser B (MBIA Insd) ..................    5.250      12/01/21     1,521,800
       1,450   Monroeville, PA Muni Auth San Ser B (MBIA Insd) ..................    5.250      12/01/22     1,542,640
       1,300   Montgomery Cnty, PA Higher Ed & Hlth Auth Hosp
               Rev Abington Mem Hosp Ser A ......................................    5.125      06/01/32     1,273,129
       1,000   Montgomery Cnty, PA Higher Ed & Temple Continuing
               Care Ctr (b) .....................................................    6.625      07/01/19       449,870
       1,000   Montgomery Cnty, PA Indl Dev Auth Retirement
               Cmnty Rev ........................................................    6.300      01/01/13     1,001,020
       1,000   Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty
               Rev Adult Cmntys Total Svcs Ser B ................................    5.625      11/15/12     1,060,590
       1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Rec
               Montenay Proj Ser A (MBIA Insd) ..................................    5.250      11/01/14     1,135,490
         930   Montgomery Cnty, PA Indl Dev Auth Rev
               Wordsworth Academy ...............................................    7.750      09/01/24       949,967
       2,000   Mount Lebanon, PA Hosp Auth Saint Clair Mem
               Hosp Ser A .......................................................    5.625      07/01/32     2,014,920
       1,340   Muhlenberg, PA Sch Dist Ser A (FGIC Insd) ........................    5.375      04/01/16     1,495,735
       1,000   North Penn, PA Wtr Auth Wtr Rev
               (Prerefunded @ 11/01/04) (FGIC Insd) .............................    6.875      11/01/19     1,072,870
       1,290   Northampton Twp, PA (FGIC Insd) ..................................    5.375      05/15/16     1,435,989

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 1,000   Northeastern PA Hosp & Ed Auth College Rev Gtd
               Luzerne Cnty Cmnty College
               (Prerefunded @ 02/15/05) (AMBAC Insd) ............................    6.625%     08/15/15  $  1,075,600
         187   Oil City, PA Towne Tower Proj (FHA Gtd) ..........................    6.750      05/01/20       194,167
       1,440   Owen J Roberts Sch Dist PA (FSA Insd) ............................    5.500      08/15/18     1,611,950
       1,000   Oxford, PA Area Sch Dist Ser A (FGIC Insd) .......................    5.500      02/15/16     1,123,590
       3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
               Colver Proj Ser D ................................................    7.050      12/01/10     3,103,470
       1,500   Pennsylvania Econ Dev Fin Auth Res Recovery Rev
               Colver Proj Ser D ................................................    7.125      12/01/15     1,550,565
         535   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 40 ................    6.900      04/01/25       548,445
         665   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 42 ................    6.850      04/01/25       685,130
       3,250   Pennsylvania Hsg Fin Agy Single Family Mtg Ser 74B ...............    5.250      04/01/32     3,285,522
       1,200   Pennsylvania St Higher Edl Fac Auth College & Univ
               Rev Bryn Mawr College (MBIA Insd) ................................    5.625      12/01/27     1,296,480
       3,020   Pennsylvania St Higher Ed Fac Drexel Univ ........................    5.500      05/01/18     3,286,515
       2,000   Pennsylvania St Higher Ed Fac Thomas Jefferson Univ ..............    5.375      01/01/25     2,087,240
       1,095   Pennsylvania St Higher Ed Fac Thomas Jefferson Univ ..............    5.500      01/01/19     1,186,969
       1,600   Pennsylvania St Higher Ed Univ of Scranton
               (AMBAC Insd) .....................................................    5.750      11/01/15     1,842,576
       3,000   Pennsylvania St Higher Ed UPMC Hlth Sys Ser A ....................    6.000      01/15/31     3,150,450
       2,000   Pennsylvania St Pub Sch Bldg Auth Lehigh Career &
               Technical Inst (FGIC Insd) .......................................    5.250      10/01/32     2,080,100
       1,270   Pennsylvania St Univ Rfdg ........................................    5.250      03/01/17     1,403,502
       1,365   Perkiomen Vly Sch Dist PA (FSA Insd) .............................    5.500      03/01/15     1,531,571
       1,445   Perkiomen Vly Sch Dist PA (FSA Insd) .............................    5.500      03/01/16     1,621,333
       2,000   Philadelphia, PA (FSA Insd) ......................................    5.250      09/15/13     2,229,500
       1,500   Philadelphia, PA (FSA Insd) ......................................    5.250      09/15/25     1,555,665
       1,000   Philadelphia, PA Auth Indl Dev Hlthcare Fac Rev
               Baptist Home of Philadelphia Ser A ...............................    5.600      11/15/28       874,290
      11,565   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
               (MBIA Insd) ......................................................    5.375      02/15/27    12,165,686
       2,505   Philadelphia, PA Auth Indl Dev Rev Coml Dev Rfdg .................    7.750      12/01/17     2,546,708
       1,000   Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd) ................    5.500      08/01/15     1,126,490
       1,000   Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd) ................    5.500      08/01/16     1,125,110
       1,000   Philadelphia, PA Gas Wks Rev Third Ser (FSA Insd) ................    5.500      08/01/17     1,121,130
       1,500   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd) ............................................      *        03/15/08     1,335,000
       3,750   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd) ............................................      *        03/15/11     2,825,813
       3,775   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd) ............................................      *        03/15/12     2,684,780

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

PAR
AMOUNT                                                                                                       MARKET
(000)          DESCRIPTION                                                          COUPON    MATURITY       VALUE
               PENNSYLVANIA MUNICIPAL BONDS (CONTINUED)
     $ 4,500   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg Lease
               Cap Apprec (FSA Insd) ............................................      *        03/15/13  $  3,037,230
       4,000   Philadelphia, PA Sch Dist Ser A (FSA Insd) .......................    5.750%     02/01/12     4,603,360
       1,030   Philadelphia, PA Sch Dist Ser A (FSA Insd) .......................    5.500      02/01/18     1,142,013
       2,600   Philadelphia, PA Sch Dist Ser A (FSA Insd) .......................    5.500      02/01/20     2,847,936
       2,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA Insd) .............    5.625      06/15/08     2,299,500
       1,465   Pittsburgh, PA Urban Redev Auth Mtg Rev Ser C1 ...................    6.800      10/01/25     1,489,363
       1,475   Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D ....................    6.250      10/01/17     1,510,341
       1,000   Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
               Marian Cmnty Hosp Proj Rfdg ......................................    7.125      01/15/13       986,860
       1,630   Spring Ford Area Sch Dist, PA Ser A (FSA Insd) ...................    5.500      09/01/14     1,840,515
       1,720   Spring Ford Area Sch Dist, PA Ser A (FSA Insd) ...................    5.500      09/01/15     1,942,138
       1,210   State Pub Sch Bldg Auth PA College Rev Montgomery
               Cnty Cmnty College Rfdg ..........................................    5.500      05/01/13     1,401,543
       1,275   State Pub Sch Bldg Auth PA College Rev
               Montgomery Cnty Cmnty College Rfdg ...............................    5.500      05/01/14     1,479,931
       2,000   State Pub Sch Bldg Auth PA Sch Lease Philadelphia
               Sch Dist Proj (FSA Insd) .........................................    5.000      06/01/33     2,026,660
       2,180   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
               Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA Insd) ..............    6.500      02/01/14     2,336,720
       2,480   State Pub Sch Bldg Auth PA Sch Rev Conneaut Sch
               Dist Proj (FGIC Insd) ............................................    5.250      11/01/23     2,630,412
       2,000   Sto-Rox Sch Dist PA (Prerefunded @ 12/15/10)
               (MBIA Insd) ......................................................    5.800      06/15/30     2,381,340
       2,500   Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
               Amt Ser A (AMBAC Insd) ...........................................    5.500      01/01/19     2,682,425
       2,350   Susquehanna Area Regl Arpt Auth PA Arpt Sys Rev
               Sub Ser D ........................................................    5.375      01/01/18     2,330,190
       1,180   Union Cnty, PA Higher Ed Bucknell Univ Ser A .....................    5.250      04/01/19     1,290,283
       1,000   Union Cnty, PA Higher Ed Bucknell Univ Ser A .....................    5.250      04/01/20     1,084,430
       1,000   Union Cnty, PA Higher Ed Bucknell Univ Ser A .....................    5.250      04/01/21     1,075,490
         500   Union Cnty, PA Higher Ed Bucknell Univ Ser A .....................    5.250      04/01/22       534,120
       1,660   Upper St Clair Twp PA Sch Dist (FSA Insd) ........................    5.375      07/15/15     1,871,600
       1,200   Upper St Clair Twp PA Sch Dist (FSA Insd) ........................    5.375      07/15/17     1,336,740
       2,500   Washington Cnty, PA Ser A (AMBAC Insd) ...........................    5.125      09/01/27     2,565,400
       1,500   West Shore, PA Area Hosp Auth Holy Spirit Hosp Proj ..............    6.250      01/01/32     1,544,100
       1,390   Wilson, PA Area Sch Dist (FGIC Insd) .............................    5.125      03/15/17     1,516,365
       1,000   York Cnty, PA Sch Technology Auth Lease Rev (FGIC Insd) ..........    5.375      02/15/18     1,106,980
       1,070   York Cnty, PA Sch Technology Auth Lease Rev (FGIC Insd) ..........    5.500      02/15/23     1,156,574
                                                                                                          ------------

TOTAL INVESTMENTS  99.2%
   (Cost $217,619,444) ..................................................................................  231,823,278

OTHER ASSETS IN EXCESS OF LIABILITIES   0.8% ............................................................    1,934,049
                                                                                                          ------------

NET ASSETS  100.0% ...................................................................................... $233,757,327
                                                                                                          ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2003

*    Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)  Non-income producing security.

(c) All or a portion of these securities have been physically segregated in connection with open futures contracts.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2003

ASSETS:
Total Investments (Cost $217,619,444) ................................................................  $231,823,278
Receivables:
  Interest ...........................................................................................     3,292,820
  Fund Shares Sold ...................................................................................       105,683
  Investments Sold ...................................................................................        60,000
Other ................................................................................................       121,314
                                                                                                        ------------
    Total Assets .....................................................................................   235,403,095
                                                                                                        ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased ............................................................................       378,094
  Income Distributions ...............................................................................       294,853
  Variation Margin on Futures ........................................................................       249,281
  Custodian Bank .....................................................................................       208,174
  Distributor and Affiliates .........................................................................       130,969
  Investment Advisory Fee ............................................................................       113,858
Trustees' Deferred Compensation and Retirement Plans .................................................       172,228
Accrued Expenses                                                                                              98,311
                                                                                                        ------------
    Total Liabilities ................................................................................     1,645,768
                                                                                                        ------------
NET ASSETS ...........................................................................................  $233,757,327
                                                                                                        ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of shares authorized) .................................................................................  $222,569,261
Net Unrealized Appreciation ..........................................................................    12,967,419
Accumulated Undistributed Net Investment Income ......................................................       (31,889)
Accumulated Net Realized Loss ........................................................................    (1,747,464)
                                                                                                        ------------
NET ASSETS ...........................................................................................  $233,757,327
                                                                                                        ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $204,712,926 and 11,755,754 shares of beneficial interest issued and
    outstanding) .....................................................................................  $      17.41
    Maximum sales charge (4.75%* of offering price) ..................................................          .87
                                                                                                        ------------
    Maximum offering price to public .................................................................  $      18.28
                                                                                                        ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $22,919,794 and 1,319,825 shares of beneficial interest issued and
    outstanding) .....................................................................................  $      17.37
                                                                                                        ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $6,124,607 and 351,684 shares of beneficial interest issued
    and outstanding) .................................................................................  $      17.42
                                                                                                        ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME:
Interest .............................................................................................   $12,612,159
                                                                                                         -----------
EXPENSES:
Investment Advisory Fee ..............................................................................     1,431,084
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $520,248, $232,599 and $59,226, respectively) ...................................................       812,073
Shareholder Services .................................................................................       143,797
Legal ................................................................................................        31,246
Trustees' Fees and Related Expenses ..................................................................        24,556
Custody ..............................................................................................        20,487
Other ................................................................................................       167,259
                                                                                                         -----------
    Total Expenses ...................................................................................     2,630,502
    Less Credits Earned on Cash Balances .............................................................         4,356
                                                                                                         -----------
    Net Expenses .....................................................................................     2,626,146
                                                                                                         -----------
NET INVESTMENT INCOME ................................................................................   $ 9,986,013
                                                                                                         ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Realized Gain/Loss:
  Investments ........................................................................................   $ 1,850,256
  Futures ............................................................................................       100,132
                                                                                                         -----------
Net Realized Gain ....................................................................................     1,950,388
                                                                                                         -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ............................................................................    18,777,481
                                                                                                         -----------
  End of the Period:
    Investments ......................................................................................    14,203,834
    Futures ..........................................................................................    (1,236,415)
                                                                                                         -----------
                                                                                                          12,967,419
                                                                                                         -----------
Net Unrealized Depreciation During the Period ........................................................    (5,810,062)
                                                                                                         -----------
NET REALIZED AND UNREALIZED LOSS .....................................................................   $(3,859,674)
                                                                                                         ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS ...........................................................   $ 6,126,339
                                                                                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED           YEAR ENDED
                                                              SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
                                                              ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income ........................................      $  9,986,013         $ 10,791,854
Net Realized Gain/Loss .......................................         1,950,388              (33,603)
Net Unrealized Appreciation/
  Depreciation During the Period .............................        (5,810,062)           5,683,185
                                                                    ------------         ------------
Change in Net Assets from Operations .........................         6,126,339           16,441,436
                                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares .............................................        (9,201,476)         (10,261,251)
  Class B Shares .............................................          (849,383)            (963,895)
  Class C Shares .............................................          (213,798)            (177,602)
                                                                    ------------         ------------
Total Distributions ..........................................       (10,264,657)         (11,402,748)
                                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ..........        (4,138,318)           5,038,688
                                                                    ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ....................................        19,564,153           18,281,963
Net Asset Value of Shares Issued Through
  Dividend Reinvestment ......................................         6,204,892            6,714,616
Cost of Shares Repurchased ...................................       (28,037,420)         (23,005,052)
                                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...........        (2,268,375)           1,991,527
                                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS ........................        (6,406,693)           7,030,215

NET ASSETS:
Beginning of the Period ......................................       240,164,020          233,133,805
                                                                    ------------         ------------
End of the Period (Including accumulated undistributed
  net investment income of ($31,889) and
  $359,029, respectively) ....................................      $233,757,327         $240,164,020
                                                                    ============         ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------
CLASS A SHARES                                        2003        2002 (c)       2001         2000          1999
                                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .................................    $17.71        $17.34       $16.65       $16.86        $18.24
                                                     ------        ------       ------       ------        ------
  Net Investment Income .........................       .74           .81          .89          .85           .89
  Net Realized and Unrealized Gain/Loss .........      (.28)          .42          .60         (.20)        (1.34)
                                                     ------        ------       ------       ------        ------
Total from Investment Operations ................       .46          1.23         1.49          .65          (.45)
Less Distributions from Net
  Investment Income .............................       .76           .86          .80          .86           .93
                                                     ------        ------       ------       ------        ------
NET ASSET VALUE, END OF THE PERIOD ..............    $17.41        $17.71       $17.34       $16.65        $16.86
                                                     ======        ======       ======       ======        ======

Total Return (a) ................................      2.72%         7.39%        9.12%        4.12%        -2.65%
Net Assets at End of the
  Period (In millions) ..........................    $204.7        $211.7       $204.8       $200.5        $205.4
Ratio of Expenses to Average
  Net Assets (b) ................................      1.01%         1.00%        1.02%        1.09%         1.04%
Ratio of Net Investment Income to Average
  Net Assets ....................................      4.27%         4.77%        5.18%        5.19%         5.03%
Portfolio Turnover ..............................        21%           26%          26%          18%           53%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------
CLASS B SHARES                                        2003       2002 (c)        2001         2000          1999
                                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD .....................................   $17.68        $17.30       $16.63       $16.85        $18.23
                                                     ------        ------       ------       ------        ------
  Net Investment Income ..........................      .61           .68          .75          .70           .76
  Net Realized and Unrealized Gain/Loss ..........     (.29)          .43          .60         (.18)        (1.34)
                                                     ------        ------       ------       ------        ------
Total from Investment Operations .................      .32          1.11         1.35          .52          (.58)
Less Distributions from Net
  Investment Income ..............................      .63           .73          .68          .74           .80
                                                     ------        ------       ------       ------        ------
NET ASSET VALUE, END OF THE PERIOD ...............   $17.37        $17.68       $17.30       $16.63        $16.85
                                                     ======        ======       ======       ======        ======

Total Return (a) .................................     1.90%         6.66%        8.23%        3.26%        -3.37%
Net Assets at End of the Period
  (In millions) ..................................   $ 22.9        $ 23.3       $ 24.7       $ 25.3        $ 50.9
Ratio of Expenses to Average
  Net Assets (b) .................................     1.76%         1.75%        1.77%        1.83%         1.80%
Ratio of Net Investment Income to Average
  Net Assets .....................................     3.53%         4.02%        4.43%        4.46%         4.28%
Portfolio Turnover ...............................       21%           26%          26%          18%           53%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charges was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------
CLASS C SHARES                                        2003        2002 (c)       2001         2000          1999
                                                  ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ..................................   $17.68        $17.31       $16.63       $16.85        $18.23
                                                     ------        ------       ------       ------        ------
  Net Investment Income ..........................      .65           .68          .76          .72           .76
  Net Realized and Unrealized Gain/Loss ..........     (.28)          .42          .60         (.20)        (1.34)
                                                     ------        ------       ------       ------        ------
Total from Investment Operations .................      .37          1.10         1.36          .52          (.58)
Less Distributions from Net
  Investment Income ..............................      .63           .73          .68          .74           .80
                                                     ------        ------       ------       ------        ------
NET ASSET VALUE, END OF THE PERIOD ...............   $17.42        $17.68       $17.31       $16.63        $16.85
                                                     ======        ======       ======       ======        ======

Total Return (a) .................................     2.18%(d)      6.59%        8.29%        3.26%        -3.37%
Net Assets at End of the Period
  (In millions) ..................................   $  6.1        $  5.1       $  3.6       $  3.2        $  4.3
Ratio of Expenses to Average
  Net Assets (b) .................................     1.77%         1.75%        1.77%        1.84%         1.79%
Ratio of Net Investment Income to Average
  Net Assets .....................................     3.72%(d)      4.00%        4.43%        4.45%         4.27%
Portfolio Turnover ...............................       21%           26%          26%          18%           53%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended September 30, 2000 and 1999.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .02%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(d) Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .20% and .21%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors with a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2003, the Fund had no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $2,994,253, which will expire between September 30, 2007 and September 30, 2009.

     At September 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes .............................  $217,442,623
                                                                    ============
Gross tax unrealized appreciation ................................  $ 16,053,591
Gross tax unrealized depreciation ................................    (1,672,936)
                                                                    ------------
Net tax unrealized appreciation on investments ...................  $ 14,380,655
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

     The tax character of distributions paid during the years ended September 30, 2003 and 2002 was as follows:

                                                               2003       2002
Distributions paid from:
   Ordinary income .........................................  $32,684    $24,896
   Long-term capital gain ..................................      -0-        -0-
                                                              -------    -------
                                                              $32,684    $24,896
                                                              =======    =======

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At September 30, 2003, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $10,292 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. In addition, a permanent tax difference relating to a portion of the capital loss carryforward expiring in the current tax year totaling $154,175 was reclassified from accumulated net realized loss to capital. Additionally, a permanent difference relating to book to tax amortization differences totaling $122,566 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

     As of September 30, 2003, the component of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ............................................  $352

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions on September 30, 2003.

F. EXPENSE REDUCTIONS During the year ended September 30, 2003, the Fund's custody fee was reduced by $4,356 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million ................................................     .60%
Over $500 million .................................................     .50%

     For the year ended September 30, 2003, the Fund recognized expenses of approximately $8,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2003, the Fund recognized expenses of approximately $50,100 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2003, the Fund recognized expenses of approximately $105,900, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $96,800 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

3.   CAPITAL TRANSACTIONS
At September 30, 2003, capital aggregated $190,824,887, $25,418,734 and
$6,325,640 for Classes A, B and C, respectively. For the year ended September 30, 2003, transactions were as follows:

                                                     SHARES          VALUE
Sales:
   Class A ......................................     825,835     $ 14,365,586
   Class B ......................................     165,557        2,866,728
   Class C ......................................     133,400        2,331,839
                                                   ----------     ------------
Total Sales .....................................   1,124,792     $ 19,564,153
                                                   ==========     ============

Dividend Reinvestment:
   Class A ......................................     318,733     $  5,522,642
   Class B ......................................      30,339          524,601
   Class C ......................................       9,095          157,649
                                                   ----------     ------------
Total Dividend Reinvestment .....................     358,167     $  6,204,892
                                                   ==========     ============

Repurchases:
   Class A ......................................  (1,340,492)    $(23,234,603)
   Class B ......................................    (196,053)      (3,390,849)
   Class C ......................................     (82,055)      (1,411,968)
                                                   ----------     ------------
Total Repurchases ...............................  (1,618,600)    $(28,037,420)
                                                   ==========     ============

     At September 30, 2002, capital aggregated $194,306,281, $25,433,371 and
$5,252,159 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                     SHARES         VALUE
Sales:
   Class A ......................................     725,574      $12,487,969
   Class B ......................................     214,888        3,693,110
   Class C ......................................     121,641        2,100,884
                                                   ----------      -----------
Total Sales .....................................   1,062,103      $18,281,963
                                                   ==========      ===========

Dividend Reinvestment:
   Class A ......................................     349,592      $ 6,010,011
   Class B ......................................      34,732          595,932
   Class C ......................................       6,328          108,673
                                                   ----------      -----------
Total Dividend Reinvestment .....................     390,652      $ 6,714,616
                                                   ==========      ===========

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

                                                      SHARES        VALUE
Repurchases:
   Class A ......................................    (939,173)    $(16,127,610)
   Class B ......................................    (355,663)      (6,100,724)
   Class C ......................................     (45,395)        (776,718)
                                                   ----------     ------------
Total Repurchases ...............................  (1,340,231)    $(23,005,052)
                                                   ==========     ============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2003 and 2002, 5,402 and 134,340 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                      AS A PERCENTAGE
                                                     OF DOLLAR AMOUNT
                                                     SUBJECT TO CHARGE
                                                 -----------------------
YEAR OF REDEMPTION                               CLASS B         CLASS C
First .........................................    4.00%            1.00%
Second ........................................    3.75%            None
Third .........................................    3.50%            None
Fourth ........................................    2.50%            None
Fifth .........................................    1.50%            None
Sixth .........................................    1.00%            None
Seventh and Thereafter ........................    None             None

     For the year ended September 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $31,300 and CDSC on redeemed shares of approximately $32,400. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

4.   INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $48,902,216 and $51,334,633, respectively.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended September 30, 2003, are as follows:

                                                             CONTRACTS
Outstanding at September 30, 2002 .........................       -0-
Futures Opened ............................................     1,914
Futures Closed ............................................    (1,620)
                                                               ------
Outstanding at September 30, 2003 .........................       294
                                                               ======

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

     The futures contracts outstanding as of September 30, 2003 and the description and unrealized appreciation/depreciation are as follows:

                                                                        UNREALIZED
                                                                       APPRECIATION/
                                                           CONTRACTS   DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Notes - December 2003
   (Current Notional Value of $114,625 per contract) .....     57       $  (322,648)
5-Year U.S. Treasury Notes - December 2003
   (Current Notional Value of $113,469 per contract) .....    237          (913,767)
                                                              ---       -----------
                                                              294       $(1,236,415)
                                                              ===       ===========

6.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $490,400 and $10,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended September 30, 2003, are payments retained by Van Kampen of approximately $216,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $20,900.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:


(a) (1)      First Amended and Restated Agreement and Declaration of
             Trust(14)
    (2)      Second Certificate of Amendment(18)
(b)          Amended and Restated By-Laws(15)
(c) (1)      Specimen Class A Shares Certificate(15)
    (2)      Specimen Class B Shares Certificate(15)
    (3)      Specimen Class C Shares Certificate(15)
(d)          Investment Advisory Agreement(17)
(e) (1)      Distribution and Service Agreement(17)
    (2)      Form of Dealer Agreement+
    (3)      Form of Broker Fully Disclosed Selling Agreement(14)
    (4)      Form of Bank Fully Disclosed Selling Agreement(14)
    (5)      Underwriting Agreement(1)
    (6)      Agreement Among Underwriters(1)
    (7)      Selected Dealer Agreement(1)
(f) (1)      Form of Trustee Deferred Compensation Plan(20)
    (2)      Form of the Trustee Retirement Plan(20)
(g) (1) (a)  Custodian Contract(75)
        (b)  Amendment to Custodian Agreement(22)
    (2)      Transfer Agency and Service Agreement(17)
(h) (1) (a)  Fund Accounting Agreement(17)
        (b)  Amendment to Fund Accounting Agreement+
    (2)      Amended and Restated Legal Services Agreement(23)
(i) (1)      Opinion and Consent of Saul Ewing LLP+
    (2)      Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(j)          Consent of Ernst & Young LLP+
(k)          Not Applicable
(l)          Letter of Understanding relating to initial capital(1)
(m) (1)      Plan of Distribution pursuant to Rule 12b-1(15)
    (2)      Form of Shareholder Assistance Agreement(14)
    (3)      Form of Administrative Services Agreement(14)
    (4)      Form of Shareholder Servicing Agreement(23)
    (5)      Amended and Restated Service Plan(23)
(n)          Amended and Restated Multi-Class Plan+
(p) (1)      Code of Ethics of the Investment Adviser and Distributor(23)
    (2)      Code of Ethics of the Fund(21)
(q)          Power of Attorney+
(z) (1)      List of certain investment companies in response to Item
             27(a)+
    (2)      List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------

 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Number 33-11384, filed March 4, 1987.



(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on February 25, 1994.



(14) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on August 24, 1995.



(15) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on April 26, 1996.



(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on April 30, 1998.

(17) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A) File No. 33-11384, filed on April 30, 1998.



(18) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on November 25, 1998.



(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on January 27, 2000.



(21) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on January 26, 2001.



(22) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on January 25, 2002.



(23) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File No. 33-11384, filed on January 28, 2003.



(75) Incorporated herein by reference to Post-Effective Amendment No. 75 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657 and 811-1228, filed on March 27, 1998.


  +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.


     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"). Article 8,
Section 8.4 of the Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of
(i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.

     (b) The Distributor, which is an affiliated person of the Registrant, and is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

  Not applicable.

ITEM 30. UNDERTAKINGS.

  Not applicable.

                                   SIGNATURES



  Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND, certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of January, 2004.



                                          VAN KAMPEN PENNSYLVANIA TAX FREE
                                          INCOME FUND



                                          By:    /s/ A. THOMAS SMITH III

                                            ------------------------------------

                                               A. Thomas Smith III, Secretary



  Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on January 28, 2004 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLES
                     ----------                                            ------
Principal Executive Officer:

               /s/ RONALD E. ROBISON*                  Executive Vice President and Principal
-----------------------------------------------------    Executive Officer
                  RONALD E. ROBISON




Principal Financial Officer:




                /s/ JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan




Trustees:




                 /s/ DAVID C. ARCH*                    Trustee
-----------------------------------------------------
                    David C. Arch




               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan




                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate




                  /s/ ROD DAMMEYER*                    Trustee
-----------------------------------------------------
                    Rod Dammeyer




               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy




                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy




                 /s/ HOWARD J KERR*                    Trustee
-----------------------------------------------------
                    Howard J Kerr




               /s/ MITCHELL M. MERIN*                  Trustee and President
-----------------------------------------------------
                  Mitchell M. Merin

                     SIGNATURES                                            TITLES
                     ----------                                            ------




                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson




             /s/ RICHARD F. POWERS, III*               Trustee
-----------------------------------------------------
               Richard F. Powers, III




              /s/ HUGO F. SONNENSCHEIN*                Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein




                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen




               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

------------




* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.




               /s/ A. THOMAS SMITH III                                               January 28, 2004
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 24 TO FORM N-1A



  EXHIBIT
  NUMBER                                EXHIBIT
  -------                               -------
 (e) (2)      Form of Dealer Agreement
 (h) (1)(b)   Amendment to Fund Accounting Agreement
 (i) (1)      Opinion and Consent of Saul Ewing LLP
     (2)      Consent of Skadden, Arps, Slate, Meagher & Flom LLP
 (j)          Consent of Ernst & Young LLP
 (n)          Amended and Restated Multi-Class Plan
 (q)          Power of Attorney
 (z) (1)      List of certain investment companies in response to Item
              27(a)
     (2)      List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)